J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan U.S. Aggregate Bond ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated January 11, 2021

to the Prospectus dated July 1, 2020, as supplemented

On or around January 14, 2021, it is anticipated that the Bloomberg Barclays U.S. Aggregate Index, the performance benchmark for the JPMorgan U.S. Aggregate Bond ETF, and the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index, the benchmark for the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (each a “Fund” and together, the “Funds”), will move their respective valuation times from 3:00 p.m. to 4:00 p.m. ET. On that date, the JPMorgan U.S. Aggregate Bond ETF and the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF will each move its Net Asset Value calculation time from 3:00 p.m. to 4:00 p.m. ET to align with the valuation time of each Fund’s performance benchmark and benchmark, respectively. On that date, the following paragraph replaces the third paragraph under “Purchase and Redemption of Shares — Pricing Shares” applicable to the Funds:

NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE) (for the Corporate Bond Research Enhanced ETF, U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF) or Cboe BZX Exchange, Inc. (Cboe) (for the remaining Funds), which is typically 4:00 p.m. ET. On occasion, the NYSE or the Cboe will close before its regular closing time. When that happens, NAV will be calculated as of the time the NYSE or the Cboe closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in NYSE or the Cboe trading as a closure of the NYSE or the Cboe, as applicable, and will calculate NAV as of 4:00 p.m. ET if the particular disruption or closure directly affects only the NYSE or the Cboe. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-BBUSABETF-USABETF-0121